UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report: April 2, 2020


Infinex Ventures, Inc.


New York
_________________________________________________________________
(State or Other Jurisdiction of Incorporation)


000-32843
_____________________________________________________________________
               (Commission  File Number)


52-2151798
______________________________________________________________________
(IRS Employer  Identification No.)


14 Wall Street, 20th floor
                                    NY, NY                               10005
__________________________________________________________________________
                                                                     (Address
of principal executive offices)  (Zip Code)


212-618-1371
__________________________________________________________________________
(Registrants telephone number, including area code)


None
______________________________________________________________________________
(Former name or former address, if changed since last report.)










Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




Item 1.01 Entry into a Material Definitive Agreement.


(a) If the registrant has entered into a material definitive agreement not made in the ordinary course of business of the registrant, or into any amendment of such agreement that is material to the registrant, disclose the following information:
(1) the date on which the agreement was entered into or amended, the identity of the parties to the agreement or amendment and a brief description of any material relationship between the registrant or its affiliates and any of the parties, other than in respect of the material definitive agreement or amendment, and;


March 20, 2020


(2) a brief description of the terms and conditions of the agreement or amendment that are material to the registrant.
The registrant has entered into a material definitive agreement, which is solely pursuant to, and within the confines of Section 508, of PUBLIC LAW 115174MAY 24, 2018, the ECONOMIC GROWTH, REGULATORY RELIEF, AND CONSUMER PROTECTION ACT (the Act).
After passage and enactment of the Act, the S.E.C. created the program rules, entitled, Conditional Small Issues Exemption under the Securities Act of 1933 (Regulation A).
The program rules are codified at S.E.C. Release No. 33-10591; File No.
S7-29-18].
The agreement is made strictly within the confines of, and solely for the purposes of capital raising, in the manner described in said rules, and for no other purpose.
Should any other purpose emerge, or be interpreted as having emerged from the agreement, which is or may be in conflict with the said rules, any part of said agreement which is in conflict shall be deemed as deleted from the agreement. As contained within the rules governing the program, therefore, the Registrant is filing this current Form 8-K, in order to bring its EDGAR file current.
In further compliance with program rules, the Registrant will, shortly after the filing of this Form 8-K, file its form 1-A, under the terms and conditions as set forth in the program rules, and for no other reason, than for capital raising, as allowed and permitted by said rules, and not under any other rules, laws or regulations.
The said agreement is made, pursuant to the said rules, with Finger Lakes Region Rural Broadband Company, Inc., and solely for the purposes of raising capital as allowed under said rule, and not under any other rules, laws or regulations, save for those as allowable under the provisions of Regulation A+. Finger Lakes Region Rural Broadband Company, Inc., already has a qualified Reg. A+ offering, and its offering is made in support of the Form 1-A, under program rules, for the offering being made here.
The agreement is made concurrently with the Finger Lakes qualified Reg. A+ offering, as permitted by the rules, and nothing in the agreement shall be construed as, in any manner, impeding or interfering with the Finger Lakes company to pursue its continued capital raising, under said Reg. A+. without this agreement in any manner causing prejudice to said qualification.
Pursuant to the program rules, Rule 251(c) - safe harbor - protects both the current Registrant under Form 8-K, as well as the Finger Lakes company, from any debts, liens or other encumbrances, either past, present or future, including the two companies, and all of the officers, directors and shareholders, past, present and future.
Rule 144, as made applicable to Regulation A+, under the program rules, will permit the Registrant to take advantage of that rule, which allows for an immediate resale of any securities purchased, up to 30% of the amount purchased, the remaining 70% to be held for a period of one year after purchase.
The agreement provides for the Registrant to take such necessary steps, so as to make current its ticker symbol, INFX, on the OTC Markets board, which is currently showing as 'dark or defunct' and with a skull and crossbones indicator, due to the several years in which the company has been out of business. The company officials, during the time when the company was active several years ago, in addition, were charged with securities violations by the S.E.C. There are none of the current company members who were a part of the company in that previous era, and none who know the past persons, or knew them, and none of the current company members had or have, any contact with such past members.
To the extent permissible, and concurrently therewith, or standing alone, the Registrant believes that it may take advantage of the most recent 'testing the waters' provisions of S.E.C. rules. On this issue, the Registrant is relying on the Release No. 33-10699, File No. S7-01-19, and for informational guidance, upon the Harvard Law School article, SEC Expansion of Testing-the-Waters Communications to All Issuers, Harvard Law School Forum on Corporate Governance, October 4, 2019.


Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.
(a) If the registrants board of directors, a committee of the board of directors or the officer or officers of the registrant authorized to take such action if board action is not required, concludes that any previously issued financial statements, covering one or more years or interim periods for which the registrant is required to provide financial statements under Regulation S-X (17 CFR 210) should no longer be relied upon because of an error in such financial statements as addressed in FASB ASC Topic 250, Accounting Changes and Error Corrections, as may be modified, supplemented or succeeded, disclose the following information:
(1) the date of the conclusion regarding the non-reliance and an identification of the financial statements and years or periods covered that should no longer be relied upon;
The most recent financial information was filed by the predecessor management team on Form 10 QSB, filed in the EDGAR file on September 14, 2007. On January 11, 2011, the S.E.C. entered, in the EDGAR file, Form 15-12G, terminating the registration.
Therefore, and although the Registrant's new team is filing this Form 8-K as of the date shown hereon, in the year, 2020, such Registrant representatives, relate back to the January 11, 2011 termination date, as the date upon which they base their non-reliance;


(2) a brief description of the facts underlying the conclusion to the extent known to the registrant at the time of filing;
The Registrant's new team had no contact with the previous Registrant's team, or business, and the gap of at least nine years in between the past activity and this filing provide the basis for the non-reliance on any such past reports, and;
(3) a statement of whether the audit committee, or the board of directors in the absence of an audit committee, or authorized officer or officers, discussed with the registrants independent accountant the matters disclosed in the filing pursuant to this Item 4.02(a).
No members of the Registrant's new team have discussed any matters discussed in the filing with any members of the previous team, and, given the absence, due to this recent filing, of any business activity, the new team members have not yet retained accountants and auditors.
(b) If the registrant is advised by, or receives notice from, its independent accountant that disclosure should be made or action should be taken to prevent future reliance on a previously issued audit report or completed interim review related to previously issued financial statements, disclose the following information:
(1) the date on which the registrant was so advised or notified;
The Registrant's new team did not seek such advice, because there is a nine-year gap in activity on the EDGAR file, such that any entries from that era cannot have any bearing on this current filing;
(2) identification of the financial statements that should no longer be relied upon;
Any financial statements up to and including to the deregistration as shown on the EDGAR file, should no longer be relied upon;
(3) a brief description of the information provided by the accountant; and The Registrant's new team has been unable to identify the accountants on the file, or to be able to contact any, with respect to any financial statements up to and including to the deregistration as shown on the EDGAR file. A separate filing shows that the S.E.C. prosecuted the former CEO for fraud in September, 2016, and, as a result, there has been an impossibility of reconstructing the old file.
The Registrant's new team has not yet retained a new accountant or auditor, because no business information is yet available;


(4) a statement of whether the audit committee, or the board of directors in the absence of an audit committee, or authorized officer or officers, discussed with the independent accountant the matters disclosed in the filing pursuant to this Item 4.02(b).
As there are, as of yet, no accounting matters with respect to the new team of the Registrant, no discussions have yet been held with accountants or auditors;
                   (c) If the registrant receives advisement or notice from its independent accountant requiring disclosure under paragraph (b) of this Item 4.02, the registrant must:
As there are, as of yet, no accounting matters with respect to the new team of
the Registrant, no     discussions have yet been held with accountants or
auditors;
(1) provide the independent accountant with a copy of the disclosures it is making in response to this Item 4.02 that the independent accountant shall receive no later than the day that the disclosures are filed with the Commission;
        Therefore, this subsection is not applicable;
(2) request the independent accountant to furnish to the registrant as promptly as possible a letter addressed to the Commission stating whether the independent accountant agrees with the statements made by the registrant in response to this Item 4.02 and, if not, stating the respects in which it does not agree; and
        Therefore, this subsection is not applicable;


(3) amend the registrants previously filed Form 8-K by filing the independent accountants letter as an exhibit to the filed Form 8-K no later than two business days after the registrants receipt of the letter.


        Therefore, this subsection is not applicable.
Item 5.01 Changes in Control of Registrant.
(a) If, to the knowledge of the registrants board of directors, a committee of the board of directors or authorized officer or officers of the registrant, a change in control of the registrant has occurred, furnish the following information:
(1) the identity of the person(s) who acquired such control;
The company, as of March, 2020, had been deregistered for more than 11 years. There were, thus, no persons controlling the company until the Registrant's new team reconstituted the company.
The company was, therefore, registered in the State of New York, because that is where the FLR company is registered, and that is where FLR has its Reg. A+ - Tier 1, Blue Sky qualification.
The company is, therefore, made up of its new founding shareholders, none of whom ever had anything to do with the old registration of the company.
For its first identifiers, the company president and board chair is Anthony
Ramos.
(2) the date and a description of the transaction(s) which resulted in the change in control;
To the extent that the incorporation in the State of New York may constitute a change in control, the company was incorporated in New York on March 18, 2020.
(3) the basis of the control, including the percentage of voting securities of the registrant now beneficially owned directly or indirectly by the person(s) who acquired control;
        There are no persons who directly or indirectly control the company. The initial shareholders own an equal number of shares;
(4) the amount of the consideration used by such person(s);
There was no consideration, other than an equal number of shares to each founding shareholder;
(5) the source(s) of funds used by the person(s), unless all or any part of the consideration used is a loan made in the ordinary course of business by a bank as defined by Section 3(a)(6) of the Act, in which case the identity of such bank may be omitted provided the person who acquired control:
        There was no consideration, other than an equal number of shares to each founding shareholder;
(i) has made a request for confidentiality pursuant to Section 13(d)(1)(B) of the Act;
There are no persons, who have made any requests for confidentiality;
and,
(ii) states in the report that the identity of the bank has been so omitted and filed separately with the Commission.
  As of the date of the filing of this Form 8-K, the company had not yet opened a bank account. Company officials are seeking guidance as to the rules under the new program, of whether the FLR escrow/bank account set up may be used, or whether new accounts need to be set up.
(6) the identity of the person(s) from whom control was assumed;
There are no persons from whom control was assumed. The company had been deregistered for 11 years, prior to the Registrant's new team reconstituting it;
(7) any arrangements or understandings among members of both the former and new control groups and their associates with respect to election of directors or other matters;
There are no arrangements of any kind among the former members and the current Registrant's new team, and there were never any such arrangements;
and
(8) if the registrant was a shell company, other than a business combination related shell company, as those terms are defined in Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2), immediately before the change in control, the information that would be required if the registrant were filing a general form for registration of securities on Form 10 under the Exchange Act reflecting all classes of the registrants securities subject to the reporting requirements of
Section 13 (15 U.S.C. 78m) or Section 15(d) (15 U.S.C. 78o(d)) of such Act upon consummation of the change in control, with such information reflecting the registrant and its securities upon consummation of the transaction. Notwithstanding General Instruction B.3. to Form 8-K, if any disclosure required by this Item 5.01(a)(8) is previously reported, as that term is defined in Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2), the registrant may identify the filing in which that disclosure is included instead of including that disclosure in this report.


The Registrant company's new team is simply unable to determine the answer to
this question. The                  company was deregistered by the S.E.C. 11
years ago, and to that extent, the new team relies on the filed materials in the EDGAR file as to its previous registration.


        For this registration, however, the company reiterates that this Form 8-K is strictly confined to such allowances as are provided for in the rules governing the new program, and anything in this form that is to the contrary, may be stricken from this filing.


(b) Furnish the information required by Item 403(c) of Regulation S-K (17 CFR 229.403(c)).


        There are no arrangements that are responsive to this part, and as otherwise defined in 17 CFR 229.403(c).


Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)(1) If a director has resigned or refuses to stand for re-election to the board of directors since the date of the last annual meeting of shareholders because of a disagreement with the registrant, known to an executive officer of the registrant, as defined in 17 CFR 240.3b-7, on any matter relating to the registrants operations, policies or practices, or if a director has been removed for cause from the board of directors, disclose the following information:
        There are no persons, directors or otherwise, who would allow a response to this entire Item 5.02.
        The Registrant's new team members became directors only upon the Registrant being reconstituted.
        In addition, and inasmuch as the company had been deregistered by the S.E.C. more than 11 years ago, none of the previous directors are known to the current new team, and, even if such were, would not hold any position with the new registration so as to be responsive to this section.


Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
(a) If a registrant with a class of equity securities registered under Section 12 of the Exchange Act (15 U.S.C. 78l) amends its articles of incorporation or bylaws and a proposal for the amendment was not disclosed in a proxy statement or information statement filed by the registrant, disclose the following information:
(1) the effective date of the amendment;
The new team registered the Registrant on March 18, 2020 in New York. Consistent therewith, the new board is in the process of drafting and passing for adoption, its articles of incorporation and bylaws and charter.
Prior to this, the last information is for a registration in the State of Nevada. The information on that page indicates 'revoked' as the status. The last report was in the year, 2014, and the last officer and director, Salem, was prosecuted by the S.E.C. The new team never had any contact with anything or anyone prior to its new registration.
Therefore, there are no amendments, but rather, new corporate governance documents being created.
and,
(2) a description of the provision adopted or changed by amendment and, if applicable, the previous provision.
The new team will create corporate governance documents which are consistent with the ones in use for its four qualified Reg. A+ offerings.
(b) If the registrant determines to change the fiscal year from that used in its most recent filing with the Commission other than by means of:
(1) a submission to a vote of security holders through the solicitation of proxies or otherwise; or
The new board will vote to make December 31 of each year, the end of its fiscal year, consistent with its other companies;
(2) an amendment to its articles of incorporation or bylaws, The new articles will so reflect this fiscal year designation.
disclose the date of such determination, the date of the new fiscal year end and the form (for example, Form 10-K or Form 10-Q) on which the report covering the transition period.
        As indicated, this information will be new, and not in the form of amendments.




Item 8.01 Other Events.
The registrant may, at its option, disclose under this Item 8.01 any events, with respect to which information is not otherwise called for by this form, that the registrant deems of importance to security holders. The registrant may, at its option, file a report under this Item 8.01 disclosing the nonpublic information required to be disclosed by Regulation FD (17 CFR 243.100 through 243.103).
        The CIK number for the qualified Reg. A+ offering, for Finger Lakes Region Rural
             Broadband Company, Inc. (FLR), is: 0001579586. Pursuant to the new program rules under which this Form 8-K is being filed, the Registrant's new team will accomplish two items:
                a ) the FLR notice of qualification and a copy of the offering circular, will be made as exhibits to the registrant's updated EDGAR file, and;
                b ) the team for FLR, will place a correspondence into its EDGAR file, indicating that the Form 1-A for this registration is being made for the purposes as set forth in said qualification.
        In this manner, new security holders may be able to reference the full FLR documents under which the capital raising benefits of the new program are proceeding. The new team for this Registrant reiterates that there are no aspects of this new Form 8-K, which can conflict with the rules of the new program, or which can prejudice FLR's existing Reg. A+ qualification. Anything written on this form, or inferred by any such writing, may be stricken upon guidance being provided by S.E.C. reviewers.


Item 9.01 Financial Statements and Exhibits.
List below the financial statements, pro forma financial information and exhibits, if any, filed as a part of this report.
        The Registrant is newly formed, and thus, as of yet, there are no financial documents which may be responsive to this section.




SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Infinex Ventures, Inc.
                                                 A New York corporation



By:
                      / s /

______________________________
Anthony E. Ramos, Presient
        Infinex Ventures, Inc.


DATED: April 2, 2020